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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 25, 2006

ORIGEN RESIDENTIAL SECURITIES, INC. (as depositor under a Trust Agreement, dated as of August 1, 2006, providing for, inter alia, the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A)

                       Origen Residential Securities, Inc.
             (Exact name of registrant as specified in its charter)

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
       DELAWARE                      333-117573                   20-1370314
State of Incorporation        (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)
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
27777 South Franklin Road, Suite 1700, Southfield, Michigan              48034
          (Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code: (248) 644-5595

________________________________________________________________________________
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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Item 8.01. Other Events

     Hunton & Williams LLP has been retained by this Registrant as counsel for its Shelf Registration Statement on Form S-3 (Registration No. 333-117573) in connection with various transactions. Legal opinions of Hunton & Williams LLP relating to the issuance of Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2006-A to be incorporated into the Registration Statement are attached hereto as Exhibit 5.1, Exhibit 8.1 and Exhibit 23.1.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Exhibits:

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
Exhibit No.   Description
-----------   -----------
5.1           Opinion of Hunton & Williams LLP as to legality (including consent)
8.1           Opinion of Hunton & Williams LLP as to certain tax matters
              (included in Exhibit 5.1)
23.1          Consent of Hunton & Williams LLP (included in Exhibit 5.1)
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ORIGEN RESIDENTIAL SECURITIES, INC.
                                        (Registrant)


                                        By: /s/ W. Anderson Geater
                                            ------------------------------------
                                        Name: W. Anderson Geater
                                        Title: Director, Secretary and Treasurer

Dated: August 25, 2006

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                                  EXHIBIT INDEX

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
          Item 601(a) of                                               Sequentially
Exhibit   Regulation S-K                                               Numbered
Number    Exhibit No.      Description                                 Page
-------   --------------   -----------                                 ------------
1         5.1              Opinion  of  Hunton & Williams LLP as to
                           legality (including consent)
2         8.1              Opinion of Hunton & Williams LLP as to
                           certain tax matters (included in Exhibit
                           5.1)
3         23.1             Consent of Hunton & Williams LLP (included
                           in Exhibit 5.1)
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